SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

December 26, 2007

CMARK INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

South Carolina	333-147941	56-2200701
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9570 Two Notch Road, Suite 4
Columbia, South Carolina	29223
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(803) 699-4940

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)           Previous Independent Accountants

(1)           (i)           Effective December 26, 2007, the Board of Directors of CMARK International, Inc., a South Carolina corporation (the “Registrant”) accepted the resignation of Braverman International, P.C. (“Braverman”) as the Registrant’s independent registered public accounting firm.

(ii)           Braverman’s report on the Registrant’s financial statements for the past two (2) fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein Braverman expressed substantial doubt about the Registrant’s ability to continue as a going concern.

(iii)           The change of independent registered public accountants was approved by the Registrant’s Board of Directors on December 26, 2007.

(iv)           During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through December 26, 2007, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

(v)           Other than as set forth herein below, during the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through December 26, 2007, Braverman did not advise the Registrant of certain matters identified in Item 304(a)(1)(iv)(B) of Regulation S-B.  However, on October 29, 2007, Braverman did advise the Registrant of certain material weaknesses in the Registrant’s internal control over financial reporting.

(vi)           The Registrant has requested Braverman to furnish a letter addressed to the United States Securities & Exchange Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

(b)           New Independent Accountants

Effective as of December 31, 2007, the Registrant engaged Salberg & Company, P.A. (“Salberg”) as its independent registered public accounting firm to audit the Registrant’s financial statements.  The Registrant did not consult Salberg on any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Salberg.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 16.1	Letter, dated January 13, 2008, from Braverman International, P.C.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMARK INTERNATIONAL, INC.

Date: January 17, 2008	By:	/s/ Charles W. Jones, Jr.
Name: Charles W. Jones, Jr.
Title: Chief Executive Officer